Income Taxes (Details) - Schedule of Deferred Tax Assets and Liabilities ¥ in Thousands, $ in Thousands	Apr. 30, 2024 JPY (¥)	Apr. 30, 2024 USD ($)	Apr. 30, 2023 JPY (¥)	Apr. 30, 2023 USD ($)	Apr. 30, 2022 JPY (¥)	Apr. 30, 2021 JPY (¥)
Deferred tax assets:
Net operating loss carryforwards	¥ 2,537,848	$ 16,109	¥ 1,764,967
Asset retirement obligation	28,937	184	11,710
Operating lease liability	140,777	894	21,400
Accrued expenses	11,983	76	8,489
Accounts payable	372	2	8,602
Other	1,241	8	1,369
Gross deferred tax assets	2,721,158	17,273	1,816,537
Less: valuation allowance	(2,553,591)	(16,209)	(1,796,208)	$ (11,402)	¥ (1,047,918)	¥ (639,291)
Total deferred tax assets	167,567	1,064	20,329
Deferred tax liabilities:
Operating lease right-of-use assets, net	(140,773)	(894)	(13,407)
Property and equipment, net	(27,010)	(171)	(7,753)
Intangibles, net	(615)	(4)
Gross deferred tax liabilities	(168,398)	(1,069)	(21,160)
Net deferred tax liabilities	¥ (831)	$ (5)	¥ (831)